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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549
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                                  FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   April 27, 2001
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                                   Salon.com
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             (Exact name of registrant as specified in its charter)


           Delaware                 0-26395               94-3228750
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)        Identification No.)


     22 Fourth Street, 16th Floor, San Francisco, CA            94103
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:   (415) 645-9200
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        (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a Business Summary Version 2 utilized by the Company in connection with a proposed private placement of securities with institutional investors. The attached business summary contains significant modifications from the versions filed in the Form 8-K on March 20, 2001, including disclosure regarding the research and development efforts of Registrant's CreationWare content management technology.

This Exhibit contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the
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"Exchange Act") that involve risks and uncertainties, including but not limited to statements regarding our strategy, plans, objectives, expectations, intentions, financial performance, cashflow breakeven timing, financing, economic conditions, on-line advertising market performance, subscription service plans and launch timing, non-Web opportunities and revenue sources. Although Salon.com believes its plans, intentions and expectations reflected in such forward-looking statements are reasonable, they can give no assurance that such plans, intentions or expectations will be achieved. Our actual results may differ significantly from those anticipated or implied in these forward-looking statements as a result of the factors set forth above and in Company public filings.

In this Exhibit, the words "anticipates," "believes," "expects," "intends," "future," and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.





SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SALON.COM

Dated:  04/27/01        /s/ Robert O'Callahan
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                        Robert O'Callahan, Chief Financial Officer



Exhibit No.          Description
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99.2                 Business Summary Version 2 of the Company.